SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: December 18, 1997



                                   AT&T CORP.


A New York                      Commission File                  I.R.S. Employer
Corporation                        No. 1-1105                     No. 13-4924710




            32 Avenue of the Americas, New York, New York 10013-2412


                         Telephone Number (212) 387-5400



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Form 8-K
AT&T Corp.
December 18, 1997


Item 2.  Acquisition or Disposition of Assets.

         See Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (b)   Pro Forma Financial Information.

               Please see the Pro Forma Financial Information filed under Item 5 to AT&T Corp.'s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997.

         (c)   Exhibits.

               Exhibit 99     AT&T Corp. Press Release issued December 18, 1997.



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Form 8-K
AT&T Corp.
December 18, 1997



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AT&T CORP.




                                   /s/  Marilyn J. Wasser
                                   --------------------------------
                                   By:  Marilyn J. Wasser
                                        Vice President and Secretary



December 18, 1997




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                                  EXHIBIT INDEX




Exhibit
Number

99       AT&T Corp. Press Release issued December 18, 1997